UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              May 15, 2007
                             -------------------
                     (Date of earliest event reported)


                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------
          (Exact name of registrant as specified in its charter)



    DELAWARE                      1-11353                    13-3757370
  --------------                -----------                --------------
 (State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification
  Incorporation)                                                Number)


             358 SOUTH MAIN STREET
          BURLINGTON, NORTH CAROLINA                       27215
     ---------------------------------------              -------
     (Address of principal executive offices)            (Zip Code)

                               336-229-1127
                               ------------
             (Registrant's telephone number, including area code)

                                    N/A
                  ---------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
On May 15, 2007 - Laboratory Corporation of America(R) Holdings (LabCorp(R)) today announced that its Annual Meeting of Shareholders will be webcast live beginning May 16, 2007 at 9:00 a.m. Eastern Time via the Company Web site at www.labcorp.com. An archived replay of the audio webcast will be available through June 16, 2007.

The press release dated May 15, 2007 is attached herewith as Exhibit 99.1.



Exhibits
99.1 Press Release dated May 15, 2007



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LABORATORY CORPORATION OF AMERICA HOLDINGS
                                   ------------------------------------------
                                   (Registrant)


                                    By:/s/ BRADFORD T. SMITH
                                    --------------------------------------
                                    Bradford T. Smith
                                    Executive Vice President and Secretary

Date: May 15, 2007